EXHIBIT 10.30

Umbrella Agreement to Sell and Purchase Wind Turbines

This umbrella agreement (“Umbrella Agreement”), effective June 30, 2015 (“Effective Date”), memorializes that Gamesa Wind US, LLC (“Seller”) and Iberdrola Renewables, LLC (the “Owner”) agree for Seller to sell, and for Owner or its affiliates to purchase Wind Turbines in multiple transactions (each, a “Transaction”) for projects (the “Projects”) substantially in accordance with the terms and conditions of this Umbrella Agreement, including the terms in Seller’s Proposal GWUS 15-047, dated June 19, 2015 (“Proposal”) attached hereto as Exhibit 1. Seller and Owner each may be referred to in this Umbrella Agreement individually as a “Party”, and collectively as the “Parties”.

This Umbrella Agreement sets forth the basic terms of the proposed Transactions which shall be more fully reflected in definitive agreements (the “Supply Agreements” as they are defined in paragraph 3 of this Umbrella Agreement) to be negotiated by the Parties.

WHEREAS, Seller is engaged in the business of manufacturing and selling wind turbine generators, parts and components (the “Wind Turbines”), and providing erection supervision, commissioning, and operation and maintenance services (the “Work”) for such Wind Turbines (together, the Wind Turbines and Work constitute the “Supply Items”), and wishes to sell such Supply Items to Owner;

WHEREAS, Owner is engaged in the development and operation of renewable energy projects, which include wind-powered electrical generation facilities, and wishes to purchase the Supply Items from Seller for the Projects; and

WHEREAS, the Parties have entered into the Equipment Supply Agreement dated December 28, 2014 (as amended, the “ESA”), and wish to modify the ESA to the extent related to the Projects as described in this Umbrella Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Award of Supply for [***] Projects. Pursuant to the terms and conditions set forth herein, Owner hereby grants to Seller the exclusive right to supply all Supply Items for [***] Projects, provided, however, that if Supply Agreements are executed for such Projects, the terms of such Supply Agreements shall control for each applicable Project. [***]

2.	Notices to Proceed. Owner shall issue corresponding Notices to Proceed (“NTPs”) under Supply Agreements for [***] no later than [***]. If the Supply Agreements for [***] are not yet in executable form by [***] then Owner [***] and, until the Supply Agreements for such Projects are executed, [***] (as amended, the “TSA”) and [***] (as amended, “WMSA”), as modified by (i) the applicable NTP, (ii) this Umbrella Agreement, (iii) the Proposal attached hereto as Exhibit 1, and (iv) certain agreed changes made to provisions of TSA, attached hereto as Exhibit 2 (collectively, the “Specified Proposal Terms”). Further, Parties agree that TSA and WMSA, including their exhibits, shall be Project specific. The Parties shall continue to use commercially reasonable efforts to finalize and execute the Supply Agreements by [***].

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3.	Form of Supply Agreements. The Supply Agreements for each individual Project shall consist of (i) a Wind Turbine Delivery and Purchase Contract, and (ii) a Warranty, Maintenance, and Service Agreement (together, the “Supply Agreements”). The Parties shall execute the Supply Agreements, for each Project, substantially in the form of the TSA and WMSA, except as such agreements may be modified by mutual agreement of the Parties. Furthermore, the Parties agree that the executable Supply Agreements also shall be modified, as necessary, to incorporate the Specified Proposal Terms.

4.	Quantity. [***]

5.	[***]

6.	[***]

7.	Announcements. Neither Party shall make any public announcement regarding the Transaction or this Umbrella Agreement without the express written consent of the other Party, which consent shall not unreasonably be withheld. Press releases regarding the Transactions shall be mutually agreed upon by the Parties.

8.	Confidentiality. Article 9 of the ESA is hereby incorporated by reference in and as part of this Umbrella Agreement. The Parties acknowledge that the “legal process” exception in Section 9.3(iv) includes disclosures of confidential Information to the extent necessary to comply with each Party’s reporting obligations under applicable law and securities exchange rules. Further, each Party agrees to provide the other Party with a five (5) business day written notice that the Party intends to disclose confidential information as required per applicable law and/or securities exchange rules.

9.	Costs. Each Party shall assume its own counsel costs, fees and expenses incurred in the preparation and negotiation of this Umbrella Agreement and the Supply Agreements, and the Parties shall not have the right to claim for any compensation or damages for this cause.

10.	Modification of ESA; Incorporation of Certain ESA Provisions. The Parties acknowledge that all terms and provisions of the ESA, except as expressly

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

modified by this Umbrella Agreement, remain in full force and effect. The Parties further agree that Article 5 (Dispute Resolution), Article 6 (Indemnification), Article 7 (Default; Termination), Article 8 (Representations and Warranties), Article 9 (Confidentiality), and Article 10 (Miscellaneous) of the ESA are incorporated by reference in and as part of this Umbrella Agreement, mutatis mutandis, but only to the extent they do not conflict with the express terms of this Umbrella Agreement.

11.	Term. This Umbrella Agreement shall expire upon the earlier of (i) the execution of Supply Agreements for each of the [***] Projects, or (ii) [***].

12.	Binding Effect. Seller and Owner agree that the obligations of the Parties set forth herein shall constitute legally binding commitments.

13.	Choice of Law: Dispute Resolution. This Umbrella Agreement shall be governed by the laws of the State of New York without regard to choice of law principles. Any claim, requirement, or dispute arising from this Umbrella Agreement shall be irrevocably submitted to the exclusive jurisdiction of the state or federal courts located in New York City, New York.

14.	Assignment. Neither Party shall have the right or power to assign this Umbrella Agreement in any way without the other Party’s express written consent, which shall not be unreasonably withheld. Any purported assignment made in violation of this paragraph shall be void.

15.	Expiration of Umbrella Agreement; Survival of Certain Provisions. In the event that the Umbrella Agreement expires or otherwise terminates, paragraphs 1, 7, 8, 13 and this paragraph 15 shall survive notwithstanding such termination.

16.	Default; Termination; Damages. Notwithstanding anything to the contrary set forth herein, the Parties expressly exclude and waive any and all special, punitive, Indirect or consequential damages arising out of, resulting from or in connection with the performance or non-performance of this Umbrella Agreement, including, but not limited to, loss of profit or business interruptions, howsoever caused, and whether or not foreseeable as of the Effective Date, except if such damage is caused by fraud, willful misconduct or gross negligence.

17.	Notices. Any Notice required or permitted to be given by Owner to Seller hereunder shall be in writing and shall be addressed to:

Seller:

Gamesa Wind US, LLC

1150 Northbrook Drive, Suite 150

Trevose, Pennsylvania 19053

Attention: Head of Sales

Telephone: (215) 710-3100

Facsimile: (215) 741-4048

Email: gonzain@gamesacorp.com

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

With a copy to:

Gamesa Technology Corporation, Inc.

1150 Northbrook Drive, Suite 150

Trevose, Pennsylvania 19053

Attention: General Counsel

Telephone; (215) 710-3100

Facsimile: (215) 689-3784

Email: ffuselier@gamesacorp.com

and any Notice required or permitted to be given by Seller to Owner hereunder shall be in writing and shall be addressed to:

Owner:

Iberdrola Renewables, LLC

1125 NW Couch Street, Suite 700

Portland, Oregon 97209

Attention: Contract Administration

Telephone: (503)241-3230

with a copy to:

Iberdrola Renewables, LLC

1125 NW Couch Street, Suite 700

Portland, Oregon 97209

Attention: General Counsel

Telephone: (503) 796-7127

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***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties intending to be legally bound, have caused this Umbrella Agreement to be executed by their duly authorized officers as of the date first written above.

Gamesa Wind US, LLC:

By:	/s/ Borja Negro
Name:	Borja Negro
Title:	CEO

By:	/s/ Francis A. Fuselier
Name:	Francis A. Fuselier
Title:	Secretary & General Counsel

IBERDROLA RENEWABLES, LLC

By:	/s/ Frank Burkhartsmeyer
Name:	Frank Burkhartsmeyer
Title:	Authorized Representative

By:	/s/ Scott Jacobson
Name:	Scott Jacobson
Title:	Authorized Representative

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Exhibit 1

Proposal

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

June 24, 2015 Proposal: GWUS 15-047R1

Iberdrola Renewables:

Ignacio Zamarrón Cassinello

REVISED PROPOSAL FOR THE SUPPLY OF 2016 / 2017 WIND TURBINES

For

[***]

Dear Nacho,

[***]

We trust these adjustments capture our intent to bring your projects to fruition with the lowest cost of energy.

Please let me know if you have any questions in regards to our proposal.

Sincerely,

Gonzalo Onzain

Vice President

Sales & Marketing

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

[***]

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

June 24, 2015	Confidential, Subject to Contract	Page 2

Annex 1

Project Schedule

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***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

June 24, 2015	Confidential, Subject to Contract	Page 3

DISCLAIMER:

The following conditions apply to this proposal and to any negotiations between your company and Gamesa Wind US LLC (“Gamesa”) regarding a potential transaction(s) involving Gamesa wind turbine generators and associated supply items and services (including operation and maintenance services of such items) (the “Supply Items and Services”):

No obligation for a potential transaction involving the Supply Items and the Services shall be deemed to exist unless until a Definitive Agreement involving the Supply Items and Services has been executed by both parties and the basis for the Definitive Agreement shall solely be the terms and conditions set forth in the Definitive Agreement. For purposes of this proposal, a “Definitive Agreement” means a final written agreement(s) relating to a transaction that is expressly binding and signed by the relevant parties.

This proposal does not equate to a binding offer for a transaction involving the Supply Items and Services and Gamesa shall not assume any legal obligation until a Definitive Agreement regarding a transaction Involving the Supply Items and Services is executed and delivered. This proposal, subsequent letters of intent, or any other preliminary agreements between the parties shall not be deemed a Definitive Agreement.

Either party shall be entitled to terminate, at its sole discretion, discussions or negotiations at any time, prior to the execution and delivery of the Definitive Agreement regarding a potential transaction involving the Supply items and Services and the parties shall not have the right to claim any compensation and/or damages.

Any Definitive Agreement with Gamesa regarding a transaction involving the Supply Items and Services, shall be subject to the approval by the Board of Directors and/or management of the Gamesa Group.

The Information contained in this proposal shall be deemed to be confidential and both parties agree to hold such information in strict confidence. Neither party shall disclose this information to any other person, except to those employees, agents, attorneys or representatives of that party with a need to view this information for the purpose of evaluating a potential transaction and negotiating a Definitive Agreement.

The parties agree that the information provided herein is solely for the purpose of exploring the potential for a Definitive Agreement regarding a transaction Involving the Supply Items and Services. This proposal, along with previous or future conversations between the parties related to a proposed transaction involving the Supply Items and Services, shall not be used against the other party in any circumstance, including other business ventures, industry activities, competitive projects or with customers, now or in the future.

Each party will assume its own costs, Including attorney fees, and expenses incurred in the discussions and negotiations, if any.

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

June 24, 2015	Confidential, Subject to Contract	Page 4

Exhibit 2

Agreed Changes to TSA

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Exhibit 2

[***]

***	Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.